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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: March 31, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On March 31, 2005, the Company announced that through its wholly owned subsidiary Atwood Oceanics Pacific Limited the ATWOOD EAGLE has been awarded an additional contract by BHP Billiton Petroleum ("BHP") to drill eight (8) firm wells with options for four (4) additional wells off the Northwest coast of Australia. The contract provides for a dayrate of approximately $160,000 for the eight (8) firm wells and approximately $170,000 for all option wells drilled. The drilling of the eight (8) firm wells is estimated to take approximately ten
(10) months to complete and if all four (4) option wells are drilled the contract could extend an additional three (3) to four (4) months. The award of this contract, along with the rig's current drilling commitments with Woodside Energy, Ltd. and BHP, should keep the rig employed off the coast of Australia into calendar year 2007.

     A copy of the press release announcing the contract awarded to the ATWOOD EAGLE is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated March 31, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ATWOOD OCEANICS, INC.
                                  (Registrant)



                                  /s/ James M. Holland
                                  James M. Holland
                                  Senior Vice President

                                  DATE: March 31, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION


EX - 99.1        Press Release dated March 31, 2005



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                               EXHIBIT EX. - 99.1

              ATWOOD ANNOUNCES CONTRACT AWARDED TO THE ATWOOD EAGLE


Houston, Texas
31 March 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced that through its wholly owned subsidiary Atwood Oceanics Pacific Limited the ATWOOD EAGLE has been awarded an additional contract by BHP Billiton Petroleum ("BHP") to drill eight (8) firm wells with options for four (4) additional wells off the Northwest coast of Australia. The contract provides for a dayrate of approximately $160,000 for the eight (8) firm wells and approximately $170,000 for all option wells drilled. The drilling of the eight (8) firm wells is estimated to take approximately ten (10) months to complete and if all four (4) option wells are drilled the contract could extend an additional three (3) to four (4) months. The award of this contract, along with the rig's current drilling commitments with Woodside Energy, Ltd. and BHP, should keep the rig employed off the coast of Australia into calendar year 2007.




     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



                                                      Contact:  Jim Holland
                                                             (281) 749-7804


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